EXHIBIT 10.33
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 406
PURCHASE AGREEMENT NUMBER PA-03658
between
THE BOEING COMPANY
and
Air Lease Corporation
Relating to Boeing Model 777-300ER Aircraft

LSQ-PA-03658	PA Page 1
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	[*], Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
LA-1104674	[*]
LA-1104675	Other Matters
LA-1104676	[*]
LA-1104677	Open Configuration Matters
LA-1104678	AGTA Matters
LA-1104679	Advance Payment Matters
LA-1104680	[*]
LA-1104681	Demonstration Flight Waiver
LA-1104682	[*]
LA-1104683	Special Matters relating to COTS Software and End User License Agreements
LA-1104684	Leasing Matters
LA-1104685	Liquidated Damages — Non Excusable Delay
LA-1104686	Performance Guarantees
LA-1104687	Special Matters

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658	PA Page 2
BOEING PROPRIETARY

Purchase Agreement No. PA-03658
between
The Boeing Company
and
Air Lease Corporation
     This Purchase Agreement No. PA-03658 between The Boeing Company, a Delaware corporation, (Boeing) and Air Lease Corporation, a Delaware corporation, (Customer) relating to the purchase and sale of Model 777-300ER aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of September 30, 2010 between the parties, identified as LSQ-AGTA (AGTA).
1. Quantity, Model and Description.
     The aircraft to be delivered to Customer will be designated as Model 777-300ER aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.
2. Delivery Schedule.
     The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.
3. Price.
     3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.
     3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.
4. Payment.
     4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).
     4.2 The standard advance payment schedule for the Model 777-300ER aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a

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BOEING PROPRIETARY

payment [*], less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.
     4.3 For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.
     4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.
5. Additional Terms.
     5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.
     5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.
     5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.
     5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1.
     5.5 [*]. Supplemental Exhibit EE1 describes the [*] and contains the engine warranty and the engine patent indemnity for the Aircraft.
     5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.
     5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

     5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

August 5, 2011
Date

THE BOEING COMPANY	AIR LEASE CORPORATION

/s/ Katherine B. Gunal	/s/ John L. Plueger

Signature	Signature

Katherine B. Gunal	John L. Plueger

Printed name	Printed name

Attorney-in-Fact	President & COO

Title	Title

LSQ-PA-03658	PA Page 5
BOEING PROPRIETARY

Table 1 To
Purchase Agreement No. PA-03658
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-300ER	775000 pounds	Detail Specification:	D019W005-G (12/11/2009)
Engine Model/Thrust:	GE90-115BL	115300 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]

Deposit per Aircraft:		[*]

		Escalation	Manufacturer’s	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Adv Payment Base
Date	Aircraft	(Airframe)	Number	Price Per A/P	[*]	[*]	[*]	[*]
[*] 2014 [*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] 2015	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	5
[*]
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658 56379-1F.TXT	Boeing Proprietary	Page 1

AIRCRAFT CONFIGURATION
between
THE BOEING COMPANY
and
Air Lease Corporation
Exhibit A to Purchase Agreement Number PA-03658

LSQ-PA-03658-EXA	EXA Page 1
BOEING PROPRIETARY

Exhibit A
AIRCRAFT CONFIGURATION
Dated August 5, 2011
relating to
BOEING MODEL 777-300ER AIRCRAFT
     The contents of Exhibit A will be defined pursuant to the provisions of Letter Agreement LSQ-PA-03658-LA-1104677, “Open Configuration Matters”, to the Purchase Agreement.

LSQ-PA-03658-EXA	EXA Page 2
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES
between
THE BOEING COMPANY
and
Air Lease Corporation
Exhibit B to Purchase Agreement Number PA-03658

LSQ-PA-03658-EXB	EXB Page 1
BOEING PROPRIETARY

Exhibit B
AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES
relating to
BOEING MODEL 777-300ER AIRCRAFT
     Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.
1. GOVERNMENT DOCUMENTATION REQUIREMENTS.
     Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.
     1.1 Airworthiness and Registration Documents. Not later than [*] to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than [*] prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.
     Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.
     1.2 Certificate of Sanitary Construction.
     1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.
     1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least [*] prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-EXB	EXB Page 2
BOEING PROPRIETARY

     1.3 Customs Documentation.
          1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [*] prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.
          1.3.2 General Declaration — U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [*] prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.
     If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [*] prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.
          1.3.3 Export Declaration — U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.
2. Insurance Certificates.
     Unless provided earlier, Customer or Customer’s Lessee will provide to Boeing within [*], but not later than [*], prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.
3. NOTICE OF FLYAWAY CONFIGURATION.
     Not later than [*] prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:
(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training (planned to be conducted during the ferry

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-EXB	EXB Page 3
BOEING PROPRIETARY

flight), the method of payment for such fuel, and fuel load for the ferry flight;
(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.
4. DELIVERY ACTIONS BY BOEING.
     4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.
     4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.
     4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.
     4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	[*]
747	[*]
757	[*]
767	[*]
777	[*]
787	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-EXB	EXB Page 4
BOEING PROPRIETARY

     4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.
     4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s sales subsidiary to Customer.
     4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.
5. DELIVERY ACTIONS BY CUSTOMER.
     5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.
     5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.
     5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.
     5.4 TSA Waiver Approval. Should the Aircraft be exported, a TSA waiver approval is required for the ferry flight, unless Customer has a TSA approved program. Customer is responsible for submittal of TSA waiver to the TSA and following up with the TSA for the approval. A copy of the TSA waiver approval is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.
     5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

LSQ-PA-03658-EXB	EXB Page 5
BOEING PROPRIETARY

ESCALATION ADJUSTMENT
AIRFRAME AND OPTIONAL FEATURES
between
THE BOEING COMPANY
and
Air Lease Corporation
Supplemental Exhibit AE1
to Purchase Agreement Number PA-03658

LSQ-PA-03658-AE1	AE1 Page 1
BOEING PROPRIETARY

ESCALATION ADJUSTMENT
AIRFRAME AND OPTIONAL FEATURES
relating to
BOEING MODEL 777-300ER AIRCRAFT
1. Formula.
Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:
          Pa = [*]
Where:
Pa = [*]
P = [*]
          L = [*]
Where:
ECIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);
ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing — Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-AE1	AE1 Page 2
BOEING PROPRIETARY

          M = [*]
Where:
CPIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and
CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index — All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.
As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and CPI.
Note:
(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	[*]

(iii)	[*]

(iv)	The [*] (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of Pa will be rounded to the nearest dollar.

(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.
2. Values to be Utilized in the Event of Unavailability.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-AE1	AE1 Page 3
BOEING PROPRIETARY

     2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.
     2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.
     2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.
     2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. [*]
Note:
(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-AE1	AE1 Page 4
BOEING PROPRIETARY

no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

LSQ-PA-03658-AE1	AE1 Page 5
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES
between
THE BOEING COMPANY
and
Air Lease Corporation
Supplemental Exhibit BFE1
to Purchase Agreement Number PA-03658

LSQ-PA-03658-BFE1	BFE1 Page 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES
relating to
BOEING MODEL 777-300ER AIRCRAFT
     This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1. Supplier Selection.
     1.1 Customer will:
     Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	[*]
Galley Inserts	[*]
Seats (Suites)	[*]
Seats (F/C, B/C, Premium E/C)	[*]
Seats (Economy class)	[*]
Overhead & Audio System	[*]
In-Seat Video System	[*]
Miscellaneous Emergency Equipment	[*]
          [*]
     1.2 Buyer Furnished Equipment (BFE) Constraints. Customer will select and notify Boeing of the suppliers and part numbers of the BFE items in the timeframes identified in the table below. Additionally, all supplier selections for BFE must be selected from a list of offerable suppliers that will be provided to Customer. If seat selections are not made by the dates quoted below, Customer will be restricted to previously integrated seat and in-flight entertainment (IFE) combinations (including monitor sizes). Previously integrated means previously integrated on the 777 program and may restrict some layout of passenger aircraft (LOPA) combinations. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-BFE1	BFE1 Page 2
BOEING PROPRIETARY

Program	Vender Selection Lead-times
Suites	[*]
Business Class POD Seats	[*]
Premium Economy Class Seats	[*]
Economy Class Seats	[*]
Galley and Galley Inserts	[*]
In Flight Entertainment	[*]
[*]
2. On-dock Dates and Other Information.
     On or before [*], Boeing will provide to Customer the BFE Requirements electronically in My Boeing Fleet (MBF), through My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

Preliminary On-Dock Dates
	[*]	[*]
Item	Aircraft	Aircraft
Seats	[*]	[*]
Galleys/Furnishings	[*]	[*]
Antennas & Mounting Equipment	[*]	[*]
Avionics	[*]	[*]
Cabin Systems Equipment	[*]	[*]
Miscellaneous Emergency Equipment	[*]	[*]
Textiles/Raw Material	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-BFE1	BFE1 Page 3
BOEING PROPRIETARY

Preliminary On-Dock Dates
	[*]	[*]
Item	Aircraft	Aircraft
Seats	[*]	[*]
Galleys/Furnishings	[*]	[*]
Antennas & Mounting Equipment	[*]	[*]
Avionics	[*]	[*]
Cabin Systems Equipment	[*]	[*]
Miscellaneous Emergency Equipment	[*]	[*]
Textiles/Raw Material	[*]	[*]

Preliminary On-Dock Dates
[*]
Item	Aircraft
Seats	[*]
Galleys/Furnishings	[*]
Antennas & Mounting Equipment	[*]
Avionics	[*]
Cabin Systems Equipment	[*]
Miscellaneous Emergency Equipment	[*]
Textiles/Raw Material	[*]

3.	Additional Delivery Requirements — Import.
     Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-BFE1	BFE1 Page 4
BOEING PROPRIETARY

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

LSQ-PA-03658-BFE1	BFE1 Page 5
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Supplemental Exhibit CS1-1
to Purchase Agreement Number PA-03658

LSQ-PA-03658-CS1-1	CS1-1 Page 1
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES
relating to
BOEING MODEL 777-300ER AIRCRAFT
     Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.
     The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.
1. Maintenance Training.
     1.1 Airplane General Familiarization Course; two (2) classes of twenty-four (24) students;
     1.2 Mechanical/Electrical Systems Course (Instructor); one (1) class of fifteen (15) students;
     1.3 Avionics Systems Course (Instructor); one (1) class of fifteen (15) students;
     1.4 Mechanical/Electrical Systems Course (Line and Base); two (2) classes of fifteen (15) students;
     1.5 Avionics Systems Course (Line and Base); one (1) class of fifteen (15) students;
     1.6 Engine Run-Up Course; two (2) classes of three (3) students;
     1.7 Corrosion Prevention & Control Course; one (1) class of ten (10) students;
     1.8 Aircraft Rigging Course; one (1) class of six (6) students;
     1.9 Composite Repair for Technicians; one (1) class of eight (8) students;
     1.10 Digital Data Familiarization Course; one (1) class of fifteen (15) students;
     1.11 Cabin Management System (CMS) Configuration Database Generator (CDG) Familiarization Course; one (1) class of six (6) students;
     1.12 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer’s own training program.

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2. Flight Training.
     2.1 Transition training for six (6) flight crews (12 pilots) (1 Aircraft); OR Transition training for eight (8) flight crews (16 pilots) (≥2 Aircraft). The training will consist of ground school (utilizing computer based training), fixed base simulator, full flight simulator and actual aircraft training on Customer’s Aircraft.
     2.2 Flight Dispatcher training; one (1) class of six (6) students (1 Aircraft); OR Flight Dispatcher training; two (2) classes of six (6) students (≥2 Aircraft);.
     2.3 Flight Attendant training; one (1) class of twelve (12) students (1 Aircraft); OR Flight Attendant training; two (2) classes of twelve (12) students (≥2 Aircraft);
     2.4 Performance Engineer training in Boeing’s regularly scheduled courses; schedules are published twice yearly.
     2.5 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, Flight Attendant Manuals, etc. will be provided for use in Customer’s own training program.
     2.6 Additional Flight Operations Services:
(i)	Boeing flight crew personnel to assist in ferrying the first aircraft to Customer’s main base;

(ii)	Instructor pilots for sixty (60) calendar days for revenue service training assistance (1 Aircraft); OR Instructor pilots for ninety (90) calendar days for revenue service training assistance (≥2 Aircraft);

(iii)	An instructor pilot to visit Customer six (6) months after revenue service training to review Customer’s flight crew operations for a two (2) week period.
3. Planning Assistance.
     3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:
          3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

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BOEING PROPRIETARY

          3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on site visit to Customer’s main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
          3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
          3.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
     3.2 Spares.
(i)	Recommended Spares Parts List (RSPL). A customized RSPL, data and documents will be provided to identify spare parts required for Customer’s support program.

(ii)	Illustrated Parts Catalog (IPC). A customized IPC in accordance with ATA 100 will be provided.

(iii)	Provisioning Training. Provisioning training will be provided for Customer’s personnel at Boeing’s facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

(iv)	Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing’s facilities where technical data and personnel are available.
4.	Technical Data and Documents.
4.1	Flight Operations.

Airplane Flight Manual Operations Manual Quick Reference Handbook Weight and Balance Manual Chapter 1

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BOEING PROPRIETARY

Dispatch Deviation Procedures Guide
Flight Crew Training Manual
Performance Engineer’s Manual
Jet Transport Performance Methods
FMC Supplemental Data Document
Operational Performance Software
Baggage/Cargo Loading Manual
ETOPS Guide Vol. III
Flight Planning and Performance Manual
Flight Attendant Manual
4.2	Maintenance.

Maintenance Manual
Wiring Diagram Manual
Systems Schematics Manual
Fuel Measuring Stick Manual
Structural Repair Manual
Component Maintenance Manual
Standard Overhaul Practices Manual
Standard Wiring Practices Manual
Non-Destructive Test Manual
Service Bulletins and Index
Fault Isolation Manual
Fault Reporting Manual
Power Plant Buildup Manual (except Rolls Royce)
Significant Service Item Summary
All Operators Letters
Service Letters
Structural Item Interim Advisory
Combined Index
Maintenance Tips
Configuration Data Base Generator User Guide
Production Management Data Base
Baggage/Cargo Loading Manual

4.3	Maintenance Planning.

Maintenance Planning Data Document Maintenance Task Cards and Index Maintenance Inspection Intervals Report ETOPS Guide Vol. II Configuration Maintenance and Procedures for Extended Range Operations

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4.4	Spares.

Illustrated Parts Catalog Standards Books

4.5	Facilities and Equipment Planning.

Facilities and Equipment Planning Document
Special Tool & Ground Handling Equipment Drawings & Index
Supplementary Tooling Documentation
Illustrated Tool and Equipment List/Manual
Aircraft Recovery Document
Airplane Characteristics for Airport Planning Document
Airplane Rescue and Fire Fighting Document
Engine Handling Document
ETOPS Guide Vol. I

4.6	Supplier Technical Data.

Service Bulletins
Ground Support Equipment Data
Spare Parts Pricing Catalog
Publications Index
Product Support Supplier Directory
Assembly Drawings — Supplier
Overhaul Manual / Component Maintenance Manual Index
Supplier Product Support and Assurance Agreement Vol. I & II

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CUSTOMER SUPPORT VARIABLES
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Supplemental Exhibit CS1-2
to Purchase Agreement Number PA-03658

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BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES
relating to
BOEING MODEL 777-300ER AIRCRAFT
     Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.
     The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.
1. Maintenance Training.
     1.1 Maintenance Training Differences Course covering operational, structural or systems differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; one (1) class of fifteen (15) students;
     1.2 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, text and graphics will be provided for use in Customer’s own training program.
2. Flight Training.
     2.1 Boeing will provide, if required, one classroom course to acquaint up to eight (8) students (four (4) flight crews) with operational, systems and performance differences between Customer’s newly purchased Aircraft and an aircraft of the same model currently operated by Customer. Such classroom course includes a simulator session for the four (4) flight crews.
     2.2 Performance Engineer Training in Boeing’s regularly scheduled courses; course schedules are published twice yearly.
     2.3 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including Computer Based Training Courseware, lesson files on CD-ROM discs, instrument panel wall charts and video programs will be provided for use in Customer’s own training program.
3. Planning Assistance.
     3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:
          3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to assist with maintenance

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program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
          3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on site visit to Customer’s main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.
          3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
          3.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
     3.2 Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).
4. Technical Data and Documents.
     The following will be provided in mutually agreed to formats and quantities. Alternatively, as appropriate, Boeing will revise technical data and documents provided with previously delivered aircraft.
4.1	Flight Operations.

Airplane Flight Manual
Operations Manual
Quick Reference Handbook
Weight and Balance Manual Chapter 1
Dispatch Deviation Procedures Guide
Flight Crew Training Manual
Performance Engineer’s Manual
Jet Transport Performance Methods
FMC Supplemental Data Document
Operational Performance Software
ETOPS Guide Vol. III

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BOEING PROPRIETARY

4.2	Maintenance.

Aircraft Maintenance Manual
Wiring Diagram Manual
Systems Schematics Manual
Structural Repair Manual
Overhaul/Component Maintenance Manual
Standard Overhaul Practices Manual
Standard Wiring Practices Manual
Non-Destructive Test Manual
Service Bulletins and Index
Baggage/Cargo Loading Manual
Fault Isolation Manual
Fault Reporting Manual
Fuel Measuring Stick Calibration Document
Power Plant Buildup Manual
All Operator Letters
Service Letters
Maintenance Tips
Combined Index

4.3	Maintenance Planning.

Maintenance Planning Data Document Maintenance Task Cards and Index Maintenance Inspection Intervals Report

4.4	Spares.

Illustrated Parts Catalog Standards Books

4.5	Facilities and Equipment Planning.

Facilities and Equipment Planning Document
Special Tool & Ground Handling Equipment Drawings and Index
Supplementary Tooling Documentation
Illustrated Tool and Equipment List/Manual
Aircraft Recovery Document
Airplane Characteristics for Airport Planning Document
Airplane Rescue and Fire Fighting Document
Engine Handling Document
Configuration, Maintenance & Procedures for ETOPS
ETOPS Guide Vols. I and II

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4.6	Supplier Technical Data.

Service Bulletins
Ground Support Equipment Data
Spare Parts Pricing Catalog
Publications Index
Product Support Supplier Directory
Assembly Drawings — Supplier
Overhaul Manual / Component Maintenance Manual Index
Supplier Product Support and Assurance Agreement Vol. I & II

LSQ-PA-03658-CS1-2	CS1-2 Page 5
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CUSTOMER SUPPORT VARIABLES
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Supplemental Exhibit CS1-3
to Purchase Agreement Number PA-03658

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BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES
relating to
BOEING MODEL 777-300ER AIRCRAFT
     Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer’s request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.
1. Maintenance Training.
     1.1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; one (1) class of fifteen (15) students;
     1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, text and graphics will be provided for use in Customer’s own training program.
2. Flight Training.
     Boeing will provide, if required, one classroom course to acquaint up to fifteen (15) students with operational, systems and performance differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.
     Any training materials used in Flight Training, if required, will be provided for use in Customer’s own training program.
3. Planning Assistance.
     3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:
          3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customers maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by the Customer.
          3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customer’s ETOPS maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by the Customer.

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          3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide assistance to Customer in identifying the impact to Customer’s maintenance tools and ground support equipment resulting from the minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.
     3.2 Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).
4. Technical Data and Documents.
     Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

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BOEING PROPRIETARY

[*],
ENGINE WARRANTY AND PATENT INDEMNITY
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Supplemental Exhibit EE1
to Purchase Agreement Number PA-03658

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-EE1	EE1 Page 1
BOEING PROPRIETARY

[*]
ENGINE WARRANTY AND PATENT INDEMNITY
relating to
BOEING MODEL 777-300ER AIRCRAFT
1. [*]
2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.
     Boeing has obtained from General Electric Company (GE) GE’s guarantee that GE will extend directly to Customer GE’s warranty, special guarantees and product support services (hereinafter collectively referred to as Warranty); subject, however, to Customer’s acceptance of the conditions set forth in the Warranty.
     In consideration for Boeing’s having obtained GE’s guarantee to provide the Warranty directly to the Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. THE WARRANTY GE EXTENDS DIRECTLY TO CUSTOMER IS EXCLUSIVE, AND IS IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Supplemental Exhibit SLP1
to Purchase Agreement Number PA-03658

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BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS
relating to
BOEING MODEL 777-300ER AIRCRAFT
     This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03658.
1.Wing.
(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Leading edge device and trailing edge flap support system.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.
2.Body.
(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and

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BOEING PROPRIETARY

the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

(v)	Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.
3.Vertical Stabilizer.
(i)	External skins between front and rear spars.

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(ii)	Front and rear spars including stiffeners.

(iii)	Attachment fittings between vertical stabilizer and body.

(iv)	Inspar ribs.

(v)	Rudder hinges and supporting ribs, excluding bearings.

(vi)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vii)	Rudder internal, fixed attachment and actuator support structure.
4. Horizontal Stabilizer.
(i)	External skins between front and rear spars.

(ii)	Front and rear spars including splices and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer splice fittings and pivot and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

(vii)	Elevator hinges and supporting ribs, excluding bearings.
5. Engine Strut.
(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure.

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BOEING PROPRIETARY

(v)	For Aircraft equipped with General Electric engines, the engine-mounted support fittings.
6. Main Landing Gear.
(i)	Outer cylinder.

(ii)	Inner cylinder.

(iii)	Upper and lower side strut, including spindles and universals.

(iv)	Upper and lower drag strut, including spindles and universals.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bogie beam.

(ix)	Axles.

(x)	Steering crank arm.

(xi)	Steering rod.
7. Nose Landing Gear.
(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collar.

(vi)	Torsion links.

(vii)	Actuator support beam and hanger.
     NOTE:  The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

LSQ-PA-03658-SLP1	SLP1 Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03659-LA-1104674
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[*]
1. [*]
2. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104674 [*]	LA Page 1
BOEING PROPRIETARY

3. [*]
4. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

5. [*]
6. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part, except as assigned in the assignment of partial rights pursuant to Letter Agreement LSQ-PA-03658-LA-1104684, Leasing Matters.
7. Confidentiality.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7, without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7. Customer shall be fully responsible to Boeing for compliance with such obligations.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104674 [*]	LA Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Katherine B. Gunal
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this Date: August 5, 2011
AIR LEASE CORPORATION
By	/s/ John L. Plueger
Its President & COO

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104674 [*]	LA Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03658-LA-1104675
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Other Matters

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. [*]
2. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104675 Other Matters	LA Page 1
BOEING PROPRIETARY

3. Documents.
     Approximately twelve (12) months prior to delivery of the first Aircraft, Customer and Boeing will conduct a document conference. At that time, Boeing and Customer will complete a document worksheet whereby Customer may specify which documents Customer would like to receive and select the applicable format. Delivery of documents in any format may be deferred upon Customer’s request.
4. Service Bulletin Listing.
     Boeing agrees to provide Customer with a service bulletin listing applicable for the Aircraft. Boeing will provide [*] service bulletin lists in total per year. Such commitment to provide the Service Bulletin Lists per year expires [*] years after delivery of the last Aircraft under the Purchase Agreement. [*]
5. Subsequent Lessee Data.
     5.1 Boeing agrees to provide the documents listed below to subsequent lessees (Subsequent Lessee or Subsequent Lessees) of Aircraft purchased by Customer under the Purchase Agreement, so long as Customer still owns the Aircraft and the Aircraft reside in the Customer’s suite of manuals. Electronic access and one CD backup copy will be provided to the Subsequent Lessee. For Subsequent Lessees without an electronic access account, only the one CD backup copy will be provided. Documents will be provided with revision service for as long as the Subsequent Lessee operates the Aircraft, with the exception of the Illustrated Parts Catalog, which will only be ordered and provided with revision service until two revisions after the last Aircraft under the Purchase Agreement is delivered.
Maintenance Data
Aircraft Maintenance Manual
Baggage/Cargo Loading Manual
Fault Isolation Manual
Fault Reporting Manual
Illustrated Parts Catalog, Maintenance
Maintenance Planning Data Document
Maintenance Task Cards & Index
Power Plant Buildup Manual
Structural Repair Manual

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104675 Other Matters	LA Page 2
BOEING PROPRIETARY

System Schematics Manual
Wiring Diagram Manual
Flight Data
Airplane Flight Manual
Airplane Rescue and Fire Fighting Document
Airplane Characteristics for Airport Planning
Dispatch Deviation Guide
Flight Crew Training Manual
Flight Crew Operations Manual & Quick Reference Handbook (non customized)
Operations Manual Bulletins, Technical Bulletins and Flight Operations Reviews
Performance Engineers Manual (upon request, one hardcopy will be provided with no revision service)
Weight and Balance Manual, Chapter 1
     5.2 Such consideration as described by this paragraph 5 is not assignable upon sale of the Aircraft, except when such Aircraft is sold by Customer to a related entity in which the parent has majority ownership interest in.
6. Exhibit B, Article 1.2.2, Certificate of Sanitary Construction.
At time of delivery of the Aircraft, Boeing agrees to use reasonable efforts to obtain a Certificate of Sanitary Construction for Customer’s non U.S. registered aircraft. It is understood by Customer that the Certificate of Sanitary Construction is issued by the U.S. public health service and Boeing may not be able to obtain a certificate if the U.S. health service is not willing to provide for a non-U.S. registered aircraft.
7. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.
8. Confidentiality.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand

LSQ-PA-03658-LA-1104675 Other Matters	LA Page 3
BOEING PROPRIETARY

they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8, without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours, THE BOEING COMPANY
By	/s/ Katherine B. Gunal
Its Attorney-In-Fact
ACCEPTED AND AGREED TO this Date: August 5, 2011 AIR LEASE CORPORATION
By	/s/ John L. Plueger
Its President & COO

LSQ-PA-03658-LA-1104675 Other Matters	LA Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03658-LA-1104676
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)
This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104676 [*]	LA Page 1
BOEING PROPRIETARY

2. [*]
3. [*]
4. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-1104676 [*]	LA Page 2
BOEING PROPRIETARY

5. [*]
6. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-1104676 [*]	LA Page 3
BOEING PROPRIETARY

7. Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours, THE BOEING COMPANY
By	/s/ Katherine B. Gunal
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this Date: August 5, 2011 AIR LEASE CORPORATION
By	/s/ John L. Plueger
Its President & COO

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-1104676 [*]	LA Page 4
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03658-LA-1104677
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Open Configuration Matters

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. Aircraft Configuration.
    1.1 Initial Configuration. The initial configuration of Customer’s Model 777-300ER Aircraft has been defined by Boeing Model 777-300ER basic specification D019W005 Rev G dated December 11, 2009 described in Article 1 and Exhibit A of the Purchase Agreement. Final configuration of the Aircraft will be completed as described in this Letter Agreement.
    1.2 Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then-current Boeing configuration documentation (Final Configuration) in accordance with the following schedule:
          1.2.1 No later than [*] prior to the first Aircraft’s scheduled delivery month, Boeing and Customer will discuss potential optional features.
          1.2.2 Within thirty (30) days after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104677
Open Configuration Matters	LA Page 1
BOEING PROPRIETARY

2. Amendment of the Purchase Agreement. Within thirty (30) calendar days following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:
     2.1 Changes applicable to the basic Model 777-300ER aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.
     2.2 Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 1.2 above (Customer Configuration Changes);
     2.3 Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance resulting from the incorporation of the Customer Configuration Changes;
     2.4 Changes to the Optional Features Prices, Aircraft Basic Price and Advance Payment Base Price of the Aircraft to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and
     2.5 Changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount included in Table 1 of the Purchase Agreement for Seller Purchased Equipment (SPE) and the price of the SPE reflected in the Customer Configuration Changes.
3. Other Letter Agreements.
     Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:
     3.1 Software. Additional provisions relating to software.
     3.2 Seller Purchased Equipment (SPE) and/or Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the Aircraft.
     3.3 In-Flight Entertainment (IFE) and Cabin Communication Systems (CSS). Provisions relating to the terms under which Boeing may offer to install IFE and CSS in the Aircraft.

LSQ-PA-03658-LA-1104677
Open Configuration Matters	LA Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Katherine B. Gunal
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: August 5, 2011

AIR LEASE CORPORATION
By	/s/ John L. Plueger
Its	President & COO

LSQ-PA-03658-LA-1104677
Open Configuration Matters	LA Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03658-LA-1104678
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	AGTA Matters

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement and the Aircraft General Terms Agreement LSQ-AGTA between Boeing and Customer dated September 30, 2010 (AGTA).
1.      [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104678 AGTA Matters	LA Page 1
BOEING PROPRIETARY

2.      [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104678 AGTA Matters	LA Page 2
BOEING PROPRIETARY

3.      [*]
4.      [*]
5.      [*]
6.      [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104678 AGTA Matters	LA Page 3
BOEING PROPRIETARY

7.      [*]
8.      [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104678 AGTA Matters	LA Page 4
BOEING PROPRIETARY

[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104678 AGTA Matters	LA Page 5
BOEING PROPRIETARY

9. [*]
10. [*]
11. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104678 AGTA Matters	LA Page 6
BOEING PROPRIETARY

[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104678 AGTA Matters	LA Page 7
BOEING PROPRIETARY

12.      [*]
13.      [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104678 AGTA Matters	LA Page 8
BOEING PROPRIETARY

14.      [*]
15.      Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104678 AGTA Matters	LA Page 9
BOEING PROPRIETARY

16. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 16) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 16. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours, THE BOEING COMPANY
By	/s/ Katherine B. Gunal
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this Date: August 5, 2011 AIR LEASE CORPORATION
By	/s/ John L. Plueger
Its President & COO

LSQ-PA-03658-LA-1104678 AGTA Matters	LA Page 10
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03658-LA-1104679
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
     The Purchase Agreement incorporates the terms and conditions of LSQ-AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.
1. Alternative Fixed Advance Payment Schedule.
     1.1 Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Aircraft, as set forth in the table below (Alternative Fixed Advance Payment Schedule).
     1.2 Alternative Fixed Advance Payment Schedule.

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104679
Advance Payment Matters	Page 1
BOEING PROPRIETARY

     1.3 [*]
2. [*]
3. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3, without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3. Customer shall be fully responsible to Boeing for compliance with such obligations.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104679
Advance Payment Matters	Page 2
BOEING PROPRIETARY

4. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.
     If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.
Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal
	Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 5, 2011

AIR LEASE CORPORATION

By	/s/ John L. Plueger
	Its	President & COO

LSQ-PA-03658-LA-1104679
Advance Payment Matters	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03658-LA-1104680
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
     The terms of this Letter Agreement will prevail in the event of any conflict between this Letter Agreement and any provision in the Purchase Agreement.
1. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104680
[*]	Page 1
BOEING PROPRIETARY

2. [*]
3. Assignment.
     This Letter Agreement is provided as an accommodation to Customer in consideration of its relationship with Boeing, and cannot be assigned in whole or in part.
4. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4. Customer shall be fully responsible to Boeing for compliance with such obligations.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104680
[*]	Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal
	Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 5, 2011

AIR LEASE CORPORATION

By	/s/ John L. Plueger
Its President & COO

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104680
[*]	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03658-LA-1104681
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Demonstration Flight Waiver

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. Definition of Terms:
Correction Costs: Customer’s direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the Warranty Labor Rate in effect between the parties at the time such labor is expended.
Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.
The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, Boeing agrees to provide Customer [*].
     Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing’s suppliers.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104681
Demonstration Flight Waiver	Page 1
BOEING PROPRIETARY

     Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing’s facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing’s facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be liable for loss of use.
     To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any flight discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy. This request must be submitted to Boeing’s Contracts Regional Director at Renton, Washington, within [*] after the first flight by Customer.
2. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 2) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 2. Customer shall be fully responsible to Boeing for compliance with such obligations.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03658-LA-1104681
Demonstration Flight Waiver	Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal
	Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 5, 2011

AIR LEASE CORPORATION

By	/s/ John L. Plueger
	Its	President & COO

LSQ-PA-03658-LA-1104681
Demonstration Flight Waiver	Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03658-LA-1104682
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.	Definitions.
[*]
     Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement.
2.	[*]
3.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
LSQ-PA-03658-LA-1104682

[*]	LA Page 1
BOEING PROPRIETARY

4.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
LSQ-PA-03658-LA-1104682

[*]	Page 2
BOEING PROPRIETARY

5.	[*]

6.	[*]

7.	Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
LSQ-PA-03658-LA-1104682

[*]	Page 3
BOEING PROPRIETARY

8.	Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Katherine B. Gunal
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: August 5, 2011

AIR LEASE CORPORATION
By	/s/ John L. Plueger
Its President & COO

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
LSQ-PA-03658-LA-1104682

[*]	Page 4
BOEING PROPRIETARY

ATTACHMENT A
to Letter Agreement LSQ-PA-03658-LA-1104682
[*]
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
LSQ-PA-03658-LA-1104682

[*]	Attachment A Page 1
BOEING PROPRIETARY

ATTACHMENT B
to Letter Agreement LSQ-PA-03658-LA-1104682
[*]
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
LSQ-PA-03658-LA-1104682

[*]	Attachment B Page 1
BOEING PROPRIETARY

[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
LSQ-PA-03658-LA-1104682

[*]	Attachment B Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03658-LA-1104683
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Special Matters relating to COTS Software and End User License Agreements

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Recitals
1. Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (COTS Software).
2. The industry practice with respect to COTS Software is to permit manufacturers to install the software in products for sale to customers. The manufacturer is required to pass to the customer an End User License Agreement (EULA), which covers the right to use the COTS Software. The EULA’s also require each user of the product to further license the software and pass the EULA to any user to whom he transfers the product.
3. Because of the described industry practice with respect to COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.
4. Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.
Agreement
1. At delivery of the Aircraft, Boeing will furnish to Customer copies of all EULA’s applicable to the Aircraft, and Customer agrees to comply with all provisions of the applicable EULA’s.
LSQ-PA-03658-LA-1104683

EULA Special Matters	LA Page 1
BOEING PROPRIETARY

2. Notwithstanding the provisions of Article 6.3 of the AGTA, at delivery of each Aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances except as provided in applicable EULA’s.
3. In connection with any sale or other transfer of the Aircraft, Customer agrees to comply with all provisions of the applicable EULA’s, including without limitation the re-licensing of the software to Customer’s transferee and the flow down within such license of the further requirement that Customer’s transferee comply with and flow to other transferees the obligations of the EULA.
Very truly yours,

THE BOEING COMPANY
By	/s/ Katherine B. Gunal
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: August 5, 2011

AIR LEASE CORPORATION
By	/s/ John L. Plueger
Its President & COO

LSQ-PA-03658-LA-1104683

EULA Special Matters	LA Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03658-LA-1104684
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067
Subject:	Leasing Matters

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
     It is understood that Customer intends to lease the Aircraft to a third party or parties (Lessee or Lessees) and that such Lessees will be in the commercial airline business as an operator of aircraft. This Letter Agreement relates to certain services that Boeing will provide to such Lessees.
1. Lease of Aircraft Prior to Delivery.
     In most cases, leases will be entered into prior to delivery of the Aircraft to be leased. The parties understand that provisions related to lease of an Aircraft and assignment of Purchase Agreement rights related thereto are contained in Article 9 of the AGTA.
2. Identification of Lessee(s).
     2.1 At the time of execution of the Purchase Agreement, Customer has not identified Lessees to Boeing for any of the Aircraft. Customer agrees to give Boeing written notice as soon as reasonably practicable (preferably twenty-two (22) or more months prior to the month during which a particular Aircraft is scheduled for delivery) of the name and address of the applicable Lessee, the month of Aircraft delivery, the desired country of registration and the manufacturer’s serial number. If a configuration for the Aircraft identified for a Lessee has not been defined by fourteen (14) months prior to the scheduled month of delivery, then Boeing reserves the right to implement such Aircraft into production in the Customer’s baseline configuration set forth in Exhibit A to the Purchase Agreement. It is understood that identifying a Lessee within

LSQ-PA-03658-LA-1104684
Leasing Matters	Page 1
BOEING PROPRIETARY

the preferred time frame does not assure that all desired configuration changes will be available for the Aircraft identified for the Lessee. [*]
     2.2 Promptly after such notification for other than U.S. registered aircraft, Boeing will give Customer written notice as to whether such Aircraft can be delivered no later than its contract delivery month and in a configuration such that an Export Certificate of Airworthiness can be obtained for the desired country of registry requested.
     2.3 In the event Boeing determines that obtaining such requested Export Certificate of Airworthiness would result in delivery of such Aircraft later than its contract delivery month, the Aircraft will be certified with a Standard Airworthiness Certificate and Customer will, upon tender of delivery of the Aircraft in accordance with the Purchase Agreement, accept delivery of such Aircraft with such Standard Airworthiness Certificate. [*]
3. Customer Support.
     3.1 It is recognized by Boeing that the Lessees to be identified under paragraph 2 above may have different requirements with regard to training, services and Materials applicable to the Aircraft. For the purpose of this Letter Agreement, and in order to determine the applicability of either Supplemental Exhibit CS1-1, CS1-2 or CS1-3 (and Parts thereof) to each of the Lessees, the Customer Support categories listed below will apply. Applicability of these categories will be at the sole discretion of Boeing and may be modified by Boeing to meet the specific circumstances of the Lessee.
(i)	Category 1 is for a new model introduction into the Lessee’s fleet. The Lessee does not operate and is not scheduled to accept delivery of an aircraft that is in the same model family as the Aircraft prior to delivery of Customer’s Aircraft to the Lessee.

(ii)	Category 2 is for a major sub-model differences introduction into the Lessee’s fleet. The Lessee operates or is scheduled to accept delivery of an aircraft that is in the same model family as the Aircraft prior to delivery of Customer’s Aircraft to the Lessee and is not determined to be Category 3.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Leasing Matters	Page 2
BOEING PROPRIETARY

(iii)	Category 3 is for a minor sub-model differences introduction into the Lessee’s fleet. The Lessee operates or is scheduled to accept delivery of an aircraft that is the same sub-model or a sub-model with minor variation from the Aircraft prior to delivery of Customer’s Aircraft to the Lessee.
          3.1.1 After Customer identifies the Lessee of an Aircraft to Boeing, Boeing will promptly give written notice to Customer of the Customer Support category and which Customer Support Document (Supplemental Exhibit CS1-1, CS1-2 or CS1-3) in the Purchase Agreement is applicable to such Lessee. For avoidance of doubt, Boeing will be obligated to provide only one Customer Support Document package (CS1-1, CS1-2 or CS1-3) to any Lessee.
          3.1.2 Boeing will provide the training, services and Materials set forth in Supplemental Exhibit CS1-1, CS1-2 or CS1-3 to the Purchase Agreement under the terms, conditions and provisions thereof to Lessees in Categories 1, 2 or 3 respectively; provided, that such Lessees are the initial Lessees of the Aircraft.
     3.2 [*]
     3.3 Prior to the provision of any training, services and Materials, Customer and Lessee will enter into a partial assignment of certain rights and duties under the Purchase Agreement containing terms and conditions based on the form of Attachment A to this Letter Agreement. Such partial assignment will relate only to training, services and Materials, will not assign warranty or other rights under the Purchase Agreement, which will be reserved until delivery and assigned at that time, and will be subject to Boeing’s consent pursuant to the provisions of Article 9 of the AGTA. Notwithstanding the assignment described herein, Customer acknowledges that it remains responsible for performance of all the terms and conditions of the Purchase Agreement. In addition, Customer will require Lessee to provide the protections described in Article 8 of the AGTA. Customer expressly agrees that Boeing’s providing all or part of the training, services and Materials prior to receipt of the insurance certificate described in Article 8 of the AGTA or other evidence of Lessee’s compliance with the provisions of Article 8 of the AGTA, will not release Customer from any obligations described herein.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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4. Spare Parts.
     It is understood that the Lessee of each Aircraft will require spare parts to support operations of the Aircraft. At the time Lessee is identified as provided in paragraph 2, above, Customer will confirm whether Lessee has a Customer Services General Terms Agreement (CSGTA) with Boeing, and, if not, advise Lessee of the requirement to enter into a CSGTA and spares provisioning agreements with Boeing in a timely manner in order to provision for spare parts.
5. Schedule Requirements.
     5.1 In the event of late notification by Customer of the identity of the Lessee as required by paragraph 2 above, Boeing’s ability to schedule and provide the training, services and Materials and initial provisioning of spare parts to support a Lessee’s operation of the Aircraft may be subject to subcontracting of such support services to third parties or to severe curtailment of such training, services and Material if such subcontracting is not practicable; [*].
     5.2 [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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6. Assignment of Additional Rights at Delivery.
     At the time of delivery by Boeing of any Aircraft to Customer and Customer’s re-delivery of an Aircraft to an initial Lessee, Customer and Lessee will enter into an assignment of the remaining rights and duties under the Purchase Agreement (including warranty rights), pursuant to the provisions of Article 9 of the AGTA.
7. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours, THE BOEING COMPANY
By	/s/ Katherine B. Gunal
Its Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: August 5, 2011

AIR LEASE CORPORATION
By	/s/ John L. Plueger
Its President & COO

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ATTACHMENT A
EXPLANATION & INSTRUCTIONS:
     The Partial Assignment of Rights form which follows as Attachment A must be executed prior to the provision of the training, services and Materials described in the applicable Supplemental Exhibit (Customer Support Document) to the Purchase Agreement. It assigns only rights described in such document and does not assign warranty or other rights under the Purchase Agreement, which are reserved until delivery and are assigned at that time.

LSQ-PA-03658-LA-1104684
Leasing Matters	Attachment A Page 1
BOEING PROPRIETARY

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
Attention:	Vice President — Contracts Mail Stop 75-38

Subject:	Partial Assignment of Rights — Air Lease Corporation as Lessor and ________________________ as Lessee of Model 777-300ER Aircraft
Gentlemen:
     In connection with the lease by Air Lease Corporation (Customer) to ________________________ (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:
(i)	Purchase Agreement No. PA-03658 dated as of __________, 20_____, between The Boeing Company (Boeing) and Customer, as amended and supplemented (Purchase Agreement), under which Customer purchased Boeing Model 777-300ER aircraft, including certain aircraft which have been designated for lease to Lessee (Aircraft).

(ii)	Aircraft General Terms Agreement No. LSQ-AGTA dated as of September 30, 2010, between Boeing and Customer, as amended and supplemented (AGTA), which defines terms and conditions referenced in the Purchase Agreement.

(iii)	+ dated as of __________, 20_____ between Customer and Lessee relating to the lease of the Aircraft (Lease).
     Pursuant to the Lease, Customer has agreed to lease the Aircraft to Lessee. Included in such Lease is the transfer to Lessee of rights to receive certain training, support and services, and other things related to the Aircraft under the provisions of Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement. In order to accomplish such transfer of such rights, as authorized by the provisions of Article 9 of the AGTA, the parties agree as follows:
1. Lessee’s Agreement to be Bound.
     In consideration of Boeing’s acknowledgment of this notice, Lessee, its successors and permitted assigns, hereby agree to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including,

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BOEING PROPRIETARY

without limitation, the exclusion of liability, disclaimer, and insurance provisions of the AGTA as incorporated into the Purchase Agreement.
2. Lessee’s Insurance.
     Boeing’s obligation to provide the training, services and Materials to Lessee is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in Article 8.2 of the AGTA, prior to the provision of such training, services and Materials.
3. Continuing Lessor Rights and Obligations.
     Customer reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Lessee hereunder and Customer acknowledges that it remains responsible to perform all of the terms and conditions of the Purchase Agreement, including without limitation responsibility (i) for any payments due Boeing with respect to the Aircraft under Article 3 (Price) and Article 4 (Payment) of the Purchase Agreement and any Spare Parts or Leased Parts for the Aircraft ordered by Customer under Customer’s CSGTA, and (ii) for the risk protections specified in Article 8 of the AGTA.
4. Appointment of Lessee.
     Customer hereby assigns to Lessee the sole authority to exercise all rights and powers of Customer with respect to the training, services and Materials under the Customer Support Document to the Purchase Agreement. Such authorization will continue until Boeing will have received from Customer written notice to the contrary addressed to Boeing’s Vice President — Contracts, P.O. Box 3707, Seattle, Washington 98124-2207 (by courier: 1901 Oakesdale Avenue SW, Renton, WA 98055). Until Boeing will have received such notice, Boeing will be entitled to deal exclusively and solely with Lessee with respect to the applicable training, services and Materials and with respect to the rights, powers, duties or obligations under the Customer Support Document to the Purchase Agreement, and all actions taken by Lessee or agreements entered into by Lessee with respect to such training, services and Materials during the period prior to Boeing’s receipt of such notice will be final and binding upon Customer.
5. Modification, Revision or Substitution of Training, Services and Materials.
     Customer and Lessee agree that the appointment of Lessee set forth in paragraph 4 herein includes the authority, with Boeing’s agreement, to modify, revise or substitute the form, type, and scope of the training, services and Materials offered to Lessee; provided however, that such modification, revision or substitution does not create any additional financial obligation, liability or indemnification by Customer to Boeing. It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, and insurance) will apply to the provision by Boeing of such modified, revised or substituted training,

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BOEING PROPRIETARY

services and Materials to the same extent as if they were specifically described in the Purchase Agreement.
6. Boeing Rights and Obligations.
     Customer and Lessee confirm expressly for the benefit of Boeing that nothing in this assignment will (i) subject Boeing to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing’s rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.
7. Signing in Counterparts.
     This assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.
8. GOVERNING LAW.
     THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS RULES.
9. Lessee Acceptance.
     Lessee hereby accepts the authorizations set forth in paragraphs 4 and 5 herein.
     We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and confirm the transfer of rights under the Purchase Agreement as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.
     IN WITNESS WHEREOF, the parties hereto have caused this Partial Assignment of Rights agreement to be duly executed as of the dates written below.

LSQ-PA-03658-LA-1104684
Leasing Matters	Attachment A Page 4
BOEING PROPRIETARY

Very truly yours, AIR LEASE CORPORATION
By
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: 20

NAME OF LESSEE
By
Its

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BOEING PROPRIETARY

Boeing Acknowledgment
     Receipt of the above letter acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft as described above confirmed, effective as of the date indicated below:

THE BOEING COMPANY
By
Its Attorney-In-Fact
Date: 20

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Leasing Matters	Attachment A Page 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03658-LA-1104685
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Liquidated Damages — Non-Excusable Delay

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Definition of Terms:
     Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.
1. Liquidated Damages.
     Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of [*] (collectively the Non-Excusable Delay Payment Period) at a rate of [*] per Aircraft (Liquidated Damages).
2. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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3. [*]
4. [*]
5. Exclusive Remedies.
     [*] are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.
6. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and cannot be assigned in whole or, in part.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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7. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Katherine B. Gunal
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this Date: August 5, 2011 AIR LEASE CORPORATION
By	/s/ John L. Plueger
Its President & COO

LSQ-PA-03658-LA-1104685 Liquidated Damages Non-Excusable Delay	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
LSQ-PA-03658-LA-1104686
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
     Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.
1. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.
2. Disclosure of Performance Guarantees to Lessee.
     The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Customer may, however, share the performance guarantees with a Lessee of Customer who has entered into a letter of intent to lease from Customer the Aircraft for which the performance guarantee applies and who has agreed not to disclose the information to others pursuant to an appropriate confidentiality agreement.

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3. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Katherine B. Gunal
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this Date: August 5, 2011 AIR LEASE CORPORATION
By	/s/ John L. Plueger
Its President & COO

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Attachment to Letter Agreement
No. LSQ-PA-03658-LA-1104686
GE90-115BL Engines

MODEL 777-300ER PERFORMANCE GUARANTEES
FOR AIR LEASE CORPORATION

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

P.A. No. 03658 AERO-B-BBA4-M11-0475	SS11-0278
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LSQ-PA-03658-LA-1104686
GE90-115BL Engines

1	AIRCRAFT MODEL APPLICABILITY
The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 777-300ER Aircraft equipped with Boeing furnished GE90-115BL engines.

2	FLIGHT PERFORMANCE Cruise Range
The still air range at an initial cruise altitude of 28,000 feet on a standard day at 0.84 Mach number, starting at a gross weight of 760,000 pounds and consuming 260,000 pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[*] Nautical Miles
TOLERANCE:	[*] Nautical Miles
GUARANTEE:	[*] Nautical Miles
Conditions and operating rules:
A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.
3	MANUFACTURER’S EMPTY WEIGHT
The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification TBD plus [*].
4	AIRCRAFT CONFIGURATION
4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03658 AERO-B-BBA4-M11-0475	SS11-0278
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LSQ-PA-03658-LA-1104686
GE90-115BL Engines

Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.
4.2	The Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:
(1)	Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.
(2)	The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.
5	GUARANTEE CONDITIONS
5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.
5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 777-300ER Certification Basis regulations specified in the Type Certificate Data Sheet T00001SE, dated March 16, 2004.
5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.
5.4	The cruise range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 212 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a

P.A. No. 03658 AERO-B-BBA4-M11-0475	SS11-0278
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LSQ-PA-03658-LA-1104686
GE90-115BL Engines

nominal Aircraft cabin ventilation rate of 10,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 50 percent). The APU is turned off unless otherwise specified.
5.5	The cruise range guarantee is based on an Aircraft center of gravity location of 30 percent of the mean aerodynamic chord.
5.6	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound.
6	GUARANTEE COMPLIANCE
6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.
6.2	Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.
6.3	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual — Aircraft Report.”
6.4	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.
6.5	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.
7	EXCLUSIVE GUARANTEES
The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 03658 AERO-B-BBA4-M11-0475	SS11-0278
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03658-LA-1104687
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067
Subject:	Special Matters

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. Credit Memoranda. In consideration of Customer’s purchase of five (5) Aircraft, at the time of delivery of each such Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memoranda:
     1.1 Basic Credit Memorandum. Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in the amount of [*].
     1.2 Leasing Credit Memorandum. Customer expressly intends to lease the Aircraft to a third party or parties (Lessee or Lessees) who is/are in the commercial airline business as aircraft operator(s). As an additional consideration and incentive for entering into a lease for the Aircraft prior to delivery of the Aircraft, in accordance with the requirements set forth in the Purchase Agreement, Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount of [*]. Customer will not be permitted to assign this Leasing Credit Memorandum, in whole or in part, without the prior written consent of Boeing.
     1.3 [*]
     1.4 [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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     1.5 [*]
     1.6 [*]
     1.7 [*]
     1.8 [*]
     1.9 [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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2. Escalation of Credit Memoranda.
     Unless otherwise noted, the amounts of the Credit Memoranda stated in paragraphs [*] and will be escalated to the scheduled month of the respective Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).
3. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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4. [*]
5. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph5. Customer shall be fully responsible to Boeing for compliance with such obligations.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Katherine B. Gunal
	Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: August 5, 2011

AIR LEASE CORPORATION
By	/s/ John L. Plueger
	Its	President & COO

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BOEING PROPRIETARY